MUTUAL FUND SERIES TRUST

Catalyst Macro Strategy Fund

Class A: MCXAX      Class C: MCXCX    Class I: MCXIX

November 13, 2014

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Catalyst Macro Strategy Fund (the “Fund”), each dated November 1, 2014.

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Effective November 12, 2014, Castle Financial & Retirement Planning Associates Inc. (“Castle Financial”) no longer serves as the sub-advisor of the Fund. In addition,  Al Procaccino, II, and Korey Bauer are replaced by David Miller, Senior Portfolio Manager of the Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), and Jerry Szilagyi, Chief Executive Officer of the Advisor, as the Portfolio Managers of the Fund. Messrs. Miller and Szilagyi are jointly and primarily responsible for the day to day management of the Fund’s portfolio. Please refer to the section of the Fund’s prospectus entitled “Management of the Funds – Portfolio Managers” for information regarding Messrs. Miller and Szilagyi’s business experience.

Accordingly, all references to Castle Financial and Messrs. Procaccino and Bauer are hereby deleted in their entirety.

The fourth sentence of the first paragraph under the section entitled “Fund Summary: Catalyst Macro Strategy Fund – Principal Investment Strategies” and “Additional Information About the Funds’ Principal Investment Strategies and Related Risks – Principal Investment Strategies” is hereby replaced with the following sentence:

“ The Fund may be long or short in these securities by taking positions in individual securities, individual stock options, index options, financial futures, exchange traded funds (“ETFs”), including leveraged and inverse ETFs, or other investment companies, including affiliated investment companies.”

The following risks are hereby added to the Fund’s principal risks:

“Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Catalyst Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Funds.”

 “Leveraged ETF Risk:  Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.”

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst Macro Strategy Fund

Class A: MCXAX      Class C: MCXCX    Class I: MCXIX

November 13, 2014

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Catalyst Macro Strategy Fund (the “Fund”), dated November 1, 2014.

______________________________________________________________________________

Effective November 12, 2014, Castle Financial & Retirement Planning Associates Inc. (“Castle Financial”) no longer serves as the sub-advisor of the Fund. In addition,  Al Procaccino, II, and Korey Bauer are replaced by David Miller, Senior Portfolio Manager of Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), and Jerry Szilagyi, Chief Executive Officer of the Advisor, as the Portfolio Managers of the Fund. Accordingly, all references to Castle Financial and Messrs. Procaccino and Bauer are deleted in their entirety.

The following paragraph replaces the fourth paragraph on page 70 of the Fund’s SAI in its entirety:

Portfolio Managers –Small-Cap Insider Buying Fund, Hedged Insider Buying Fund, Insider Buying, Insider Long/Short Fund, Activist Investor Fund, Insider Income Fund and Macro Strategy Fund

David Miller is the senior portfolio manager responsible for the day-to-day management of the Catalyst Small-Cap Insider Buying Fund, Hedged Insider Buying Fund, Insider Buying, Insider Long/Short Fund, Activist Fund, Insider Income Fund and Macro Strategy Fund. Jerry Szilagyi is co-portfolio manager for the Hedged Insider Buying Fund and the Macro Strategy Fund. Mr. Schoonover is co-portfolio manager for the Insider Income Fund. Messrs. Miller and Szilagyi's compensation from the Fund’s advisor is based on a percentage of the overall profits of the advisor. They are also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business. They also participate in a pension plan. Mr. Schoonover’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds that he serves as a portfolio manager.

The dollar range of equity securities held, as of June 30, 2014, by Messrs. Miller and Szilagyi of Funds they manage is contained below. This information hereby replaces the information regarding the dollar range of equity securities held by Messrs. Miller and Szilagyi of Funds they manage contained in the table beginning on page 74 of the Fund’s SAI:

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Small-Cap Insider Buying Fund	$500,001-$1,000,000
	Hedged Insider Buying Fund	$0
	Insider Buying Fund	$0
	Insider Long/Short Fund	$0
	Activist Investor Fund*	N/A
	Insider Income Fund*	N/A
	Macro Strategy Fund	$0
Jerry Szilagyi	Hedged Insider Buying Fund	$100,001-$500,000
	Macro Strategy Fund	$50,001-$100,000

* The Fund had not commenced operations as of June 30, 2014.

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You should read this Supplement in conjunction with the Prospectus and SAI, each dated November 1, 2014, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.